UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:   November 12, 2003

CAPITAL ONE AUTO RECEIVABLES, LLC

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2003-2

(Exact names of Registrant and Co-Registrant as Specified in their respective Charters)

Delaware	333-106575	31-1750007
Delaware	333-106575-01	51-6545473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean,VA		22102
c/o Wilmington Trust Company, Rodney Square North
1100 North Market Street, Wilmington, Delaware		19890
(Address of principal executive offices)		(Zip Code)

(703) 720-1000

(302) 651-1119

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report):

Not Applicable

Item 5.                                                                       Other Events

                                                                                                            The October 2003 Monthly Servicer Report was distributed

November 12, 2003.

Item 7.                                                                       Financial Statements and Exhibits

                                                                                                            The following are filed as exhibits to this Report:

Exhibit 20.  October 2003 Monthly Servicer Report

Signature

                                                                                                            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Capital One Auto Receivables, LLC, and the Co-Registrant, Capital One Prime Auto Receivables Trust 2003-2 by its Depositor, Capital One Auto Receivables, LLC, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital One Auto Receivables, LLC

By:	/s/ Stephen Linehan
Name:	Stephen Linehan
Title:	President

Capital One Prime Auto Receivables Trust 2003-2
By: Capital One Auto Receivables, LLC,
Depositor of the Capital One Prime Auto
Receivables Trust 2003-2

By:	/s/ Stephen Linehan
Name:	Stephen Linehan
Title:	President

Date: November 12, 2003

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBITS

TO

FORM 8-K

CAPITAL ONE AUTO RECEIVABLES, LLC

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2003-2

(Exact names of Registrant and Co-Registrant as Specified in their respective Charters)

3 of 9

INDEX TO EXHIBITS

Exhibit Number		Page

20.	October 2003 Monthly Servicer Report	5

4 of 9